UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported):  July 26, 2012

RADIUS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53173	80-0145732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Broadway, 6th Floor

Cambridge, MA 02139

 (Address of principal executive offices) (Zip Code)

(617) 551-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Letter of Intent regarding Clinical Trial Services

On July 26, 2012, Radius Health, Inc. (the “Company”) entered into a Letter of Intent (the “Letter of Intent”) with Nordic Bioscience Clinical Development VII A/S (“Nordic”), which provides that the Company and Nordic will, subject to compliance by the Company with certain requirements of its Certificate of Incorporation and applicable securities laws, negotiate in good faith to enter into (1) a Work Statement NB-2 (the “Work Statement NB-2”), a draft of which is attached to the Letter of Intent, and (2) an amendment to that certain Amended and Restated Stock Issuance Agreement entered into by the Company and Nordic as of May 16, 2011 (the “Stock Issuance Agreement Amendment”). The Work Statement NB-2 is contemplated by the terms of that certain Clinical Trial Services Agreement, entered into as of March 29, 2011, between the Company and Nordic (the “Services Agreement”).

The Letter of Intent further provides that Nordic will begin providing clinical trial services relating to the Phase 2 clinical study of the Company’s BA058 Transdermal product, as contemplated by the Services Agreement and the draft Work Statement NB-2. Payments in cash to be made by the Company to Nordic under the Letter of Intent in connection with the services to be provided are denominated in both euros and U.S. dollars and total up to €3,485,649 and $257,856. In addition, the Company will issue to Nordic, subject to the execution of the Work Statement NB-2 and the Stock Issuance Agreement Amendment, shares of its Series A-6 Convertible Preferred Stock having a value of at least $2,919,945, as additional payment for services to be provided under the Work Statement NB-2 and the Services Agreement.

The Letter of Intent will terminate on the earlier of (1) the date on which the Company and Nordic enter into the Work Statement NB-2 and the Stock Issuance Agreement Amendment and (2) September 30, 2012.

Amendment to Side Letter Agreement

On July 26, 2012, the Company entered into an Amendment (the “Side Letter Amendment”) to that certain Side Letter Agreement, dated March 29, 2011, between the Company and Nordic (the “Side Letter”). The Side Letter had provided that, upon entry into the Work Statement NB-2, a portion of the price for the services to be performed by Nordic thereunder would be paid in cash, and a portion would be paid in shares of the Company’s Series A-6 Convertible Preferred Stock worth at least $4,000,000. The Side Letter Amendment amends the Side Letter to provide that the value of the Series A-6 Convertible Preferred Stock issued as part of the payment made under the Work Statement NB-2 will be at least $2,919,945.

The preceding descriptions of the Letter of Intent, the Services Agreement, the Side Letter and the Side Letter Amendment are qualified in their entirety by reference to the full text of the Letter of Intent, the Services Agreement, the Side Letter and the Side Letter Amendment, copies of which were filed as Exhibits to the Company’s Current Report on Form 8-K/A filed on October 24, 2011 or this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

See the Exhibit Index, which immediately follows the signature page hereof and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2012

Radius Health, Inc.

	By:	/s/ B. Nicholas Harvey
Name: B. Nicholas Harvey
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1*	Letter of Intent, dated as of July 26, 2012, by and between Radius Health, Inc. and Nordic Bioscience Clinical Development VII A/S.
10.2	Amendment, dated as of July 26, 2012, to Side Letter Agreement, dated March 29, 2011, by and between Radius Health, Inc. and Nordic Bioscience Clinical Development VII A/S.

*Confidential treatment has been requested with respect to portions of this exhibit. Redacted portions of this exhibit have been filed separately with the Securities and Exchange Commission.